UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, DC 20549
FORM 8-K
CURRENT REPORT PURSUANT
TO SECTION 13 OR 15(D) OF THE
SECURITIES EXCHANGE ACT OF 1934
Date of report (Date of earliest event reported) September 19, 2007
Commercial Metals Company

(Exact Name of Registrant as Specified in Its Charter)
Delaware

(State or Other Jurisdiction of Incorporation)

1-4304	75-0725338

(Commission File Number)	(IRS Employer Identification No.)

6565 N. MacArthur Blvd. Irving, Texas	75039

(Address of Principal Executive Offices)	(Zip Code)
(214) 689-4300

(Registrant’s Telephone Number, Including Area Code)
Not Applicable

(Former Name or Former Address, if Changed Since Last Report)
     Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):
     ☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
     ☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
     ☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
     ☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 7.01 Regulation FD Disclosure.
Commercial Metals Closes Transaction to Acquire Croatian Mill
     On September 19, 2007, Commercial Metals Company (the “Company”) issued a press release announcing that its Swiss subsidiary, Commercial Metals International AG, has completed the acquisition of all the outstanding shares of Valjaonica Cijevi Sisak (“VCS”) from the Croatian Privatization Fund and Croatian government. VCS’s name has been changed to CMC Sisak d.o.o. (“CMC Sisak”). CMC Sisak is an electric arc furnace based steel pipe manufacturer with annual capacity estimated at about 305,000 metric tons.
     The purchase price includes the assumption of all debt owed by VCS to the Croatian government, banks and trade creditors (approximately U.S. $45 million) and an additional payment (maximum of approximately U.S. $7 million) for the shares. CMC Sisak plans to spend not less than U.S. $38 million over five years in capital expenditures and will retain existing employees for a period of three years.
     A copy of the press release is attached to this Form 8-K as Exhibit 99.1 and is incorporated herein by reference. The information in this Item 7.01, including the exhibit, shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended, and is not incorporated by reference into any filing of the Company, whether made before or after the date hereof, regardless of any general incorporation language in such filing.
Commercial Metals Closes Transaction to Acquire Economy Steel, Inc.
     On September 19, 2007, the Company issued a press release announcing that it has completed the acquisition of substantially all the operating assets of Economy Steel, Inc. of Las Vegas, Nevada. The acquired assets will operate under the new name of CMC Economy Steel and as part of CMC Americas’ Fabrication and Distribution segment.
     Established in 1980, CMC Economy Steel is a rebar fabricator, placer, construction-related products supplier and steel service center. Karl Gamertsfelder, Area Manager — Desert States, will assume the role of General Manager and Chuck Darnell, former owner of Economy Steel, Inc., will serve as Operations Manager for the facility.
     A copy of the press release is attached to this Form 8-K as Exhibit 99.2 and is incorporated herein by reference. The information in this Item 7.01, including the exhibit, shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended, and is not incorporated by reference into any filing of the Company, whether made before or after the date hereof, regardless of any general incorporation language in such filing.
Item 9.01. Financial Statements and Exhibits.
(d)	Exhibits

The following exhibits are furnished with this Form 8-K.

99.1	Press Release, dated September 19, 2007.

99.2	Press Release, dated September 19, 2007.

SIGNATURES
     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: September 19, 2007	COMMERCIAL METALS COMPANY
	By:	/s/ David M. Sudbury
	Name:	David M. Sudbury
	Title:	Senior Vice President, Secretary and General Counsel

EXHIBIT INDEX

Exhibit No.	Description of Exhibit

99.1	Press Release, dated September 19, 2007.
99.2	Press Release, dated September 19, 2007.